UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): October 24, 2023

SHARPLINK GAMING LTD.

(formerly Mer Telemanagement Solutions Ltd.)

(Exact name of registrant as specified in charter)

Israel	7999	98-1657258
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55402

(Address of Principal Executive Offices) (Zip Code)

612-293-0619

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	SBET	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

SharpLink Gaming Ltd. (the “Company”) reconvened an adjourned Extraordinary General Meeting of Shareholders (the “Meeting”) on October 24, 2023. At the Meeting, the Company’s shareholders approved resolutions to amend the Company’s Amended and Restated Articles of Association (the “Articles”) to increase the authorized share capital of the Company from 9,290,000 Ordinary Shares, nominal value NIS 0.60 per share, to 100,000,000 Ordinary Shares, nominal value NIS 0.60 per share and to approve a corresponding amendment to the Company’s Memorandum of Association.

A copy of the amended Articles is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Articles contained herein is qualified in its entirety by reference to the full text of the Articles attached hereto and incorporated by reference herein. A copy of the amended Memorandum of Association (the “Memorandum”) is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Memorandum contained herein is qualified in its entirety by reference to the full text of the Memorandum attached hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 24, 2023, the Company’s shareholders voted on the following matters at the Meeting:

1. Amendment to Articles to Increase Share Capital

Shareholders have approved the resolutions to amend the Company’s Articles to increase the authorized share capital of the Company from 9,290,000 Ordinary Shares, nominal value NIS 0.60 per share, to 100,000,000 Ordinary Shares, nominal value NIS 0.60 per share and to approve a corresponding amendment to the Company’s Memorandum of Association.

FOR	AGAINST	ABSTAIN
564,976	42,774	830

2. Adjournment of the Meeting

Shareholders have approved the proposal to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal No. 1 listed above.

FOR	AGAINST	ABSTAIN
566,015	41,618	947

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Title of Document

3.1	Amended and Restated Articles of Association of SharpLink Gaming Ltd., dated October 24, 2023

3.2	Amended Memorandum of Association, dated October 24, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPLINK GAMING LTD

	By:	/s/ Rob Phythian
	Name:	Rob Phythian
	Title:	Chief Executive Officer

Dated: October 25, 2023